November 2017 CONSOL Mining Corp Investor Presentation Exhibit 99.1

Disclaimer This presentation contains statements, estimates and projections which are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended). Statements that are not historical are forward-looking, and include, without limitation, statements regarding the separation and distribution, including the timing and expected benefits thereof; forecasts concerning global demand for coal, changes in coal prices and our ability to develop our existing coal reserves and successfully execute our mining plans, competition and growth opportunities for coal, and other applications; targeted financial results or operating performance; and statements about our strategies, outlook, and business and financial prospects. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements, plans, estimates and projections. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of future actual results. Factors that could cause future actual results to differ materially from the forward-looking statements include risks, contingencies and uncertainties that relate to, among other matters, the following: whether the separation is completed, as expected or at all, and the timing of the separation and the distribution; whether the conditions to the distribution are satisfied; whether the operational, strategic and other benefits of the separation can be achieved; whether the costs and expenses of the separation can be controlled within expectations; deterioration in economic conditions in any of the industries in which our customers operate may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; our customers extending existing contracts or entering into new long-term contracts for coal on favorable terms; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of rail, barge, gathering, processing and transportation facilities and other systems that deliver our coal to market; a loss of our competitive position because of the competitive nature of coal industries, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural coal and for our securities; the risks inherent in coal operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions which could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our coal mining operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our coal operations; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current coal operations; the effects of mine closing, reclamation and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; the outcomes of various legal proceedings, including those which are more fully described herein; exposure to employee-related long-term liabilities; failure by Murray Energy to satisfy liabilities it acquired (or will acquire) from CONSOL Energy Inc., or failure to perform its obligations under various arrangements, which CONSOL Energy Inc. guaranteed and for which we have indemnification obligations to CONSOL Energy Inc.; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; certain provisions in our multi-year coal sales contracts may provide limited protection during adverse economic conditions, and may result in economic penalties or permit the customer to terminate the contract; the majority of our common units in CNX Coal Resources LP are subordinated, and we may not receive distributions from CNX Coal Resources LP; and the potential failure to retain and attract skilled personnel. Additional factors are described in detail under the captions "Forward Looking Statements" and "Risk Factors" in CONSOL Energy Inc.’s annual report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (SEC), as updated by any subsequent quarterly reports on Form 10-Qs as well as the factors described under the captions “Cautionary Statements Regarding Forward-Looking Statements” and “Risk Factors” in the Form 10 filed with the SEC by the CONSOL Mining Corporation, on July 11, 2017, as amended from time to time. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.   This presentation does not constitute an offer to sell or a solicitation of offers to buy securities of CONSOL Energy Inc., CONSOL Mining Corporation or CNX Coal Resources LP.

Disclaimer (cont’d) This presentation includes unaudited “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including EBITDA, Adjusted EBITDA, Bank EBITDA and Free Cash Flow. CONSOL Energy Inc. and CONSOL Mining Corporation believe that the presentation of non-GAAP financial measures helps investors by providing additional information with respect to the operating performance of CONSOL Mining Corporation and the ability of CONSOL Mining Corporation to meet its financial obligations and, in the case of pro forma Adjusted EBITDA and Free Cash Flow, provides additional information regarding expected impact of the separation and distribution on those measures. The presentation of non-GAAP financial measures Is not intended to be a substitute for, and should not be considered in the isolation from, the financial measures reported in accordance with GAAP. See the Appendix for a reconciliation of the non-GAAP financial measures included in this presentation to their comparable GAAP financial measures. References to historical measures means historical predecessor measures, for which we have provided calculations and reconciliations in the Appendix. References to Bank EBITDA is based on the definitions to be included in the applicable credit agreements for the Term A and Term B loans and is expected to be defined as the applicable predecessor Adjusted EBITDA or pro forma Adjusted EBITDA less certain adjustments relating to employee legacy liabilities of the predecessor to be assumed by CONSOL Mining Corporation and less adjusted EBITDA attributable to CNX Coal Resources LP plus the amount of any cash distributions from CNX Coal Resources LP. See the CONSOL Mining Corporation Form 10 filed with the SEC on July 11, 2017, as further amended, for further information about the pro forma adjustments.

1.Introduction

CMC Management Presenters Jimmy BrockChief Executive Officer David Khani Executive VP and Chief Financial Officer Jim McCaffrey Senior VP-Coal Marketing Mitesh ThakkarDirector – Finance and Investor Relations

Creation of a New, World-class Coal Company Created through the spin-off of CONSOL Energy’s (“CEI”) coal business (“CONSOL Mining Corp” or “CMC”) and a distribution of CMC common stock to CEI shareholders 1) Foundation is the premier US mining complex, Pennsylvania Mining Complex (“PAMC”) ~90% economic ownership of PAMC 100% ownership of the CNX Marine Terminal (also referred to as the “Baltimore Marine Terminal” or “BMT”) Control of ~1.6 billion tons of high-quality, undeveloped coal reserves 2) PAMC is the economic workhorse for CMC 2014-2016 average of $470 million annual Adjusted EBITDA and $294 million annual FCF(1) 3) CMC as a standalone company has an ability to focus 100% on coal Uniquely positioned for production growth at the highest margins – track record of growing US domestic thermal market share, along with differentiated access and optionality in the export market 100% capital focus on further optimizing best-in-class coal operations through cost improvements and technology enhancements – no constraints on high-return initiatives Dual served Strategically located mines with dual-s ~80% of PAMC coal production is owned in “XX” Public=owned vs leased (1)Calculated as Adj. EBITDA less Capex (1)Calculated as Adj. EBITDA less Capex

Pennsylvania Mining Complex Overview

CONSOL ENERGY

- Three highly productive, well-capitalized underground coal mines
- Five longwalls and 15-17 continuous miner sections
- Largest central preparation plant in the United States
- ~80% of 767 mm ton reserves are owned and require no royalty payment
- Extensive logistics network served by two railroads
- Sells primarily to power plant customers in the eastern United States
- Access to seaborne markets through CMC-owned Baltimore Marine Terminal
- Over $1.4bn invested in the mine operations since 2012
- Non-union workforce since 1982



PA Mining Complex
Baltimore Terminal
2016 PA Mining Complex Domestic Customers
WASHINGTON CO.
WV
PA
OHIO CO.
MARSHALL CO.
GREENE CO.
ENLOW FORK
HARVEY
BAILEY
SEALED
Enlow Fork Reserves
Harvey Reserves
Bailey Reserves
Overland Conveyor
Prep Plant
Slope
Generalized Location Map

Mine	Total Recoverable Reserves*	Average AR Gross Heat Content (Btu/lb)	Avg. AR Sulfur Content	Est. Annual Production Capacity(3)	2016A Production*
Bailey(1)	260	12,920	2.64%	11.5	12.1
Enlow Fork(1)	307	13,030	2.25%	11.5	9.6
Harvey(1)	201	12,970	2.25%	5.5	3.0
Total	**767**	**12,970**	**2.38%**	**28.5**	**24.7**
Illinois Basin(2)		11,364	2.94%		
Other NAPP(2)		12,391	3.26%		

*(million tons)

Source: CONSOL Mining Corp. management, ABB Velocity Suite, EIA
Note: Data shown on a 100% basis for PAMC
(1) For the fiscal year period ending and as of 12/31/2016
(2) Represent the average of power plant deliveries for the 36 months ending 6/30/17 per EIA / ABB Velocity Suite. Excludes waste coal
(3) Represents illustrative general capacity for each mine; actual production on a mine by mine basis can exceed illustrative capacity in order to maximize complex capacity of 28.5MM tons

6

Differentiated and Sustainable Coal Story with Significant Upside Potential The premier U.S. coal mining complex with a proven track record of operational excellence 1 Significant existing presence and optionality in both the thermal and met export markets through our wholly owned Baltimore Marine Terminal 4 Multiple paths to additional value creation as a new standalone entity including monetization of undeveloped reserves 7 Compelling coal industry backdrop, driven by multi-year underinvestment and rising global demand 6 Highly-experienced, proven management team with the vision and skills to optimize this world-class portfolio 2 3 CONSOL Mining Corp Highly competitive with natural gas and driven by a superior cost position vs. Appalachian E&P producers 5 Diversified sales portfolio and proven marketing strategy that provides volume stability and multiple paths to growing market share 3

The Premier U.S. Coal Mining Complex Largest underground coal reserve base in the US(1) Leading 2016A NAPP cash margin per ton(3) U.S. mines International mines Source:CONSOL Mining Corp. management, Mine Safety and Health Administration (“MSHA”), Wood Mackenzie, ABB Velocity Suite, EIA, and Argus Media (1)Data for NAPP mines based on CMC management estimates. Reserve data for other mines based on Wood Mackenzie estimates and includes operating, highly probable and probable operations CAPP, other NAPP, ILB and PRB represent the average of power plant deliveries for the 36 months ending 6/30/17 per EIA / ABB Velocity Suite. Excludes waste coal. BTU content for other countries from Argus Media PAMC cash margin based upon CEI’s 10k filing. Other cash margins from Wood Mackenzie and reflect NAPP mines only. Murray-Other includes: Harrison, Marion and Monongalia County. Murray-River Mines include: Century, Powhatan, Marshall County and Ohio County (million tons) (Btu/lb gross as-received) (Btu/lb gross as-received) USA Indonesia Colombia Australia Russia PAMC Other NAPP Illinois Basin (“ILB”) PRB CAPP Best-in-class Btu content(2) 24.6 million tons Highly-diversified portfolio with access to free markets South Africa 2016A Sales ($ per ton) 24.7 Production (mm tons) 14.2 7.0 6.5 25.4 Call out that we are only using one mine 1

Well-capitalized, Highly Efficient Longwall Operations Historical total capital investments(1) ($ in millions) Source: CONSOL Mining Corp. management, ABB Velocity Suite, and MSHA (1)Includes expansion and improvement projects as well as maintenance capital investments (2)Figures represented in $ per ton (3)Total capital investments per company SEC filings (4)Average for 1H 2017 (5)PAMC operating costs based upon CEI’s SEC filings $486 $890 $1,231 $1,367 $1,418 Cumulative capital investments ($ millions) Highly productive and cost efficient mines Over $1.4Bn invested in PAMC over the past 5 years, far outpacing competitors on a per ton basis CMC expects to have the ability to operate PAMC mines primarily through maintenance capex for the life of the mines 31% Improvement PAMC(2) $24.80 $18.85 $13.08 $5.98 $2.06 $12.06 $8.48 $7.74 $5.29 $2.48 $14.58 $11.35 $10.42 $3.87 $2.83 ARLP(2)(3) FELP(2)(3) (4) Tons of coal production per employee hour Operating costs per ton sold(5) 23% Improvement 1

Low-cost Production Sustains Margins and Provides Flexibility Through the Cycle 1st quartile cost position in NAPP (2016) PAMC ($ per ton) 38.9% Cash margin % 34.9% 41.7% 40.2% 37.9% 31.1% 33.9% 37.4% 38.6% 35.0% ($ per ton) Century (Murray) Harrison County (Murray) Monongalia (Murray) Ohio County (Murray) Cumberland (Contura) Marshall (Murray) Tunnel Ridge (ARLP) Marion County (Murray) Good as is remove tbu box Powhatan (Murray) Source:CONSOL Mining Corp. management. Wood Mackenzie for peers Realized price per ton and operating costs per ton based upon CEI’s historical SEC filings Exceptional cash margin profile throughout the cycle (per ton sold) Cumulative Production (mm tons/y) 1 (1) Idled in December 2016 Federal No. 2 (VCLF) Rail market mine River market mine 19% Reduction in Operating Costs Per Ton Sold (1) 19% Reduction in Operating Costs Per Ton Sold Federal No. 2 (VCLF) Minemouth mine

Experienced Management Team Focused on Safety, Compliance and Financial Discipline 4299100.0% 4164100.0% Key performance results Significant expertise owning, developing, and managing coal mines Effectively reduced operating costs per ton sold by 19% from Q1 2015-Q2 2017 Strong focus on achieving and maintaining industry-leading safety and compliance standards PAMC's Mine Safety and Health Administration ("MSHA") reportable incident rate was 42% lower than the industry average in 2013-2016 PAMC’s MSHA significant and substantial citation rate was 24% lower than the industry average for LTM 6/30/17(1) Executive and workforce compensation tied in part to environmental and safety performance Addressing environmental and legacy liabilities Annual cash servicing costs reduced from $139mm in 2014 to $85mm as of LTM 6/30/17 Management incentivized to meet credit metric targets Source:CONSOL Mining Corp. management (1) PAMC = 1.79, Industry = 2.34 Executive role Jimmy Brock Chief Executive Officer David Khani EVP and Chief Financial Officer Katharine Fredriksen President Kurt Salvatori Chief Administrative Officer Jim McCaffrey SVP – Coal Marketing Martha Wiegand General Counsel and Secretary CONSOL Industry Years of experience 37 37 6 23 6 22 25 25 41 41 9 17 Eric Schubel VP – Operations 34 34 2

3 Multi-pronged PAMC Marketing Strategy

CONSOL ENERGY

Strategy	Illustrative portion of annual production
1. Maximize sales to established customer base of rail-served power plants in the Eastern U.S., with a focus on top-performing environmentally-controlled plants	~70 – 80%
2. Place approximately 2.0 – 2.5 million tons per annum in the seaborne met coal market	~10%
3. Selectively place remaining tonnage in opportunities (domestic or export) that maximize FOB mine margins	~10 – 20%
4. Capitalize on innovative marketing tactics and strategies to grow opportunities and realizations in all of the Company's market areas	

Strategy 4 includes:

- Creative contract structures
- Technical marketing initiatives to gain market share for PAMC by displacing other basins
- Development of crossover met markets for PAMC

Source: CONSOL Mining Corp. management

12

In 2016, the Company sold PAMC coal to 38 domestic power plants located in 18 states, and to thermal and metallurgical end-users located across four continents Highly-diversified Portfolio Provides Volume Stability and Multiple Paths to Upside 2016A Export Met: 26.1 22.9 24.6 2016A Domestic Thermal: 2016A Export Thermal: Source:CONSOL Mining Corp. management Annual coal sales (figures represented in million tons) 3

Market cap: $52.3bn Baa2 / BBB+ Market cap: $19.8bn Baa1 / BBB+ Well-established Diversified Blue Chip Customer Base Minimizes Market Risk Average capacity factor (weighted by capacity) Blue-chip customers(1) Market cap: $61.8bn Baa1 / A- Market cap: $52.4bn Baa2 / A- Private - / - Private B1 / B+ Source:CONSOL Mining Corp. management, EIA, ABB Velocity Suite, SEC filings, and FactSet Market capitalizations and credit ratings for blue-chip customers are as of 10/31/2017 16% Delta% 13% 11% 8% 15% 22% 10% 20% 20% 11% 13% 17% 2016 domestic power plant shipments by unit retirement status Limited volume at risk due to announced power plant retirements Private - / - 3 Average capacity factor (%) Henry Hub price ($ per mmBtu)

3 Proven Track Record of Growing Domestic Thermal Market Share at Targeted Customer Plants

CONSOL ENERGY

Top 15 PAMC customer plants[1] share of tons delivered


2011A
12%
31%
37%
11%
9%
PAMC
Other NAPP
CAPP
ILB
PRB
2016A
32%
21%
14%
17%
16%

Top 15 PAMC customer plants annual coal burn

(million tons)


70
60
50
40
30
20
10
0
2012A
2013A
2014A
2015A
2016A

Top 15 PAMC customer plants

- Provide steady demand for >50 mm tons of coal per year
- Accounted for 82% of PAMC's domestic power plant shipments in 2016
- All have been in the portfolio for 3+ years
- 2/3 are regulated plants
- Average size = 1.8 GW
- All are equipped with state-of-the-art emission controls, including scrubbers
- None have announced plans to retire
- Operated at a 15 percentage point higher weighted-average capacity factor than other NAPP rail-served plants in 2016

CMC has achieved a 20% point increase in market share at its top 15 customer plants since 2011, largely by displacing other NAPP and CAPP producers, with more room to grow

Source: CONSOL Mining Corp. management, EIA, ABB Velocity Suite

(1) Represent the 15 largest U.S. power plant customers of PAMC in 2016, based on total tons sold

15

Minimal Impact from Announced Power Plant Retirements on NAPP Rail Coal Demand Source: CONSOL Mining Corp. management, EIA, ABB Velocity Suite, EPA Includes all plants that took delivery of NAPP rail coal in 2016 Based on 2016 NAPP rail market share and average of 2015-2016 coal consumption In 2016, less than 1MM tons (< 4%) of PAMC’s total sales went to power plants that have announced plans to retire. CMC anticipates that retirement of smaller, underutilized units will allow the remaining top-performing units to run harder, creating upside within their portfolio …and the remaining NAPP rail market fleet can more-than fill the void Announced power plant retirements are expected to have a minimal impact on NAPP rail coal demand… Projected NAPP rail coal demand (MM tons/y)(2) Projected Net Capacity of NAPP rail market power plants (GW)(1) -- -- (000s GWh/y) 239k GWh/y represents 19% increase from 2015-2016 average, even after accounting for announced retirements % change (8.2%) % change (3.4%) 3

4 Significant Opportunities in Improving Export Markets

CONSOL ENERGY

- Historically, exports (thermal and crossover met) have averaged approximately 20% of annual sales volume
- Strong committed sales base for 2018 allows for selective placing of remaining tons to maximize FOB mine realizations
- Export sales provide significant upside
  - Continued strength in developing and developed markets to support demand
  - Robust infrastructure development and industrialization in India
  - Electrification elsewhere in Southeast Asia
  - Safety checks at European and Asian nuclear plants increase reliance on coal
  - Supply from Australia faces union and weather challenges

Coal price trends in key markets(2)



Change in Price from July 1, 2015
90%
70%
50%
30%
10%
-10%
-30%
-50%
Jul-15
Jan-16
Aug-16
Feb-17
Sep-17
NAPP Low-Sulfur Rail Coal (Prompt Month)
API 2 Coal - Europe (Prompt Month)
Global Coking Coal Benchmark (Prompt Quarter)
+83%
+56%
+2%

U.S. thermal coal exports (mm metric tons)(1)



60
45
30
15
0
2009
2010
2011
2012
2013
2014
2015
2016
2017 (Run-rate)

CMC Historical exports as % of total



30%
20%
10%
0%
2011
2012
2013
2014
2015
2016
1H 2017

Selected US coal producer exports as % of total FY 2016 sales



25%
20%
15%
10%
5%
0%
PAMC
Foresight
Contura
Arch
Cloud Peak
Peabody (US)
Alliance

The current sales book provides significant export optionality in 2018 and beyond

Source: CONSOL Mining Corp. management, Bloomberg, Clarksons, ABB Velocity Suite, Coaldesk LLC and Doyle Trading Consultants
(1) Based on total thermal coal import volume; 2017E run-rate based on year-to-date August 2017 volume
(2) Data as of 9/25/2017

17

Excellent Access to Transportation Infrastructure Provides Global Reach Eastern U.S. coal regions and points of export(1) Dual-served railroad access Source: CONSOL Mining Corp. management (1)Represents estimated ocean/rail rates to port terminals, exclusive of terminaling charges 4 PAMC

100% Owned, Strategically Situated Port to Access Export Markets Overview Coal export terminal strategically located in Baltimore, MD 15.0 million tons per year throughput capacity 1.1 million tons coal storage yard capacity Sole East Coast coal export terminal served by two railroads Opened for throughput capacity from third party shippers: Signed 3 million tons for 2017 (with take-or-pay provisions) Legacy contracts of 12 million tons (not take-or-pay) Achieved significant service and operating cost efficiencies in 2016 BMT is on pace for record year due to increase in 3rd party volume 2016 volume of 8.1 mm tons – 43% from 3rd parties YTD 9/30/17 volume of 10.1 mm tons(1) Sept. ’17 volume of 1.5mm tons – up 17% from prior month(1) 4 (1)Per DTC Research.

Highly Competitive with Natural Gas Today Source:ABB Velocity Suite, NYMEX, Coaldesk, EIA Thermal coal prices have significantly rebounded due to improved natural gas prices Strong burn / Inventory drawdown Inventory imbalance Gas-implied equilibrium price Coal Share of U.S. generation vs. natural gas price ranges (January 2014 – June 2017) 5

CONSOL Mining Total Cash Costs Build-Up vs. Appalachian E&P Producers and Other US Basins(1) Compelling Cost Position vs. Appalachian E&P Producers Source:Fully Loaded Production Costs for CONSOL Mining Corp. and E&P producers are from CONSOL Mining Corp.’s Form 10 and KLR Group, respectively; the Heat Rate Difference is per ABB Velocity Suite (1)Total cash costs do not include transportation costs to the end-use customer (2)Heat Rate Difference equivalent to an additional 36% of CONSOL Mining Fully Loaded Production Costs. 36% Efficiency factor based on the average YTD heat rates for coal-fired and natural gas-fired power plants in PJM (3)Source: CONSOL Mining Corp. Form 10 – Average PAMC cost per ton sold, SG&A, and interest expense for the six months ending June 30, 2017; converted to mmBtu at 13,000Btu/lb and 2,000lbs/ton (4)Represents the average of the Marcellus Shale basin (5) Represents the average of the Dry Utica, Haynesville and Fayetteville basins 5 ($ per mmBtu) Fully Loaded Production Costs Heat Rate Difference $2.12 $3.15 $3.63 (5) CONSOL Mining cost advantage: 33% 42% (2) (3) (4) (4) (4) Fully Loaded Production Costs Heat Rate Difference Basis Differential Source:Fully Loaded Production Costs for CONSOL Mining Corp. and E&P producers are from CONSOL Mining Corp.’s Form 10 and KLR Group, respectively; the Heat Rate Difference is per ABB Velocity Suite (1)Total cash costs do not include transportation costs to the end-use customer (2)Source: CONSOL Mining Corp. Form 10 – Average PAMC cost per ton sold, SG&A, and interest expense for the six months ending June 30, 2017; converted to mmBtu at 13,000Btu/lb and 2,000lbs/ton (3)Heat Rate Difference equivalent to an additional 36% of CONSOL Mining Fully Loaded Production Costs. 36% Efficiency factor based on the average YTD heat rates for coal-fired and natural gas-fired power plants in PJM (4)Excludes basis differential of $0.58 and $0.37 per mmBtu for Appalachian E&P Producers and Other US Basins, respectively (5)Represents the average of the Marcellus Shale basin (6) Represents the average of the Dry Utica, Haynesville and Fayetteville basins

5 Limited Exposure to Natural Gas Basis Differential, with Improving Outlook

CONSOL ENERGY

- PAMC's broad market reach in the eastern U.S. has helped limit exposure to recent negative natural gas basis differentials in the Marcellus Shale region
- Pipelines currently under development/construction will add substantial takeaway capacity:
  - 8+ Bcf/d from the Marcellus region during the next several years
  - Much of this gas will be used to help feed a growing LNG / export market
- As more gas leaves the region, natural gas prices are expected to increase in areas located closest to PAMC operations
  - Will create upside for coal in areas where PAMC transportation advantage is greatest

Growing natural gas exports and industrial demand support stronger gas prices and pull gas from electric power generation

(Change in Bcf/day from 2016)



12.6
11.8
8.2
4.7
1.8
0.9
1.5
1.7
2.1
0.2
(0.8)
(1.2)
(2.5)
(4.4)
(5.1)
2017
2018
2019
2020
2021
Net exports
Industrial demand
Natural Gas demand from Electric Power

Basis differential – current forwards[(1)]

	CY 2017[(2)]	CY 2018
Transco Z5	+$0.16	+$0.54
Dominion S	-$0.68	-$0.44

Basis differentials may improve beyond current expectations due to overbuild of pipeline projects out of the region, creating undersupply locally

Source: CONSOL Mining Corp. management, SNL Energy: S&P Global Market Intelligence, ABB Velocity Suite, U.S. EIA Annual Energy Outlook 2017
(1) As of end of August 2017
(2) Includes Jan-Aug 2017 actuals

22

Compelling Industry Backdrop with Global Coal Demand on the Rise Global Coal Demand by Industry Source:Clarksons Plateau Securities 6 5.8 5.8 5.8 5.9 5.9 5.9 6.0 6.1 6.1 6.2 6.2 6.2 6.2 6.3 6.3

Global Coal Capex Multi-year Underinvestment in the Coal Sector ($ in billions) Source:Company filings and Wood Mackenzie Note: Wood Mackenzie excludes data from China and Africa 2017E capex is expected to be only 38% of peak capex in 2011 Wood Mackenzie expects spending to remain at low levels through 2020 % change 2011A – 2020E: (64%) Historical and projected benchmark prices International Coal Capex US Coal Capex $8.4 $10.4 $12.6 $17.7 $15.9 $14.0 $12.0 $8.0 $6.0 $6.7 $7.2 $6.5 $6.3 6 Company to provide API-2 data to replace Newcastle

NAPP Active Mine Count Trend NAPP Production Trend US Active Mine Count Trend US Production Trend NAPP Production Declining as Mines Continue to Come Offline (million tons) (million tons) Source:Stifel compilation of MSHA Data Note: 2017A figures are annualized based on 1H 2017 actual figures Depletion % 2011A – 2017E*: (52%) Depletion % 2011A – 2017E*: (30%) 6 2017E 2017E 2017E 2017E

Multiple Paths to Additional Value Creation as a New Standalone Entity 7 Ability to pull multiple levers for value creation through prudent capital allocation and monetization of over 1 billion tons of undeveloped reserves Debottlenecking opportunities and Fines Coal Recovery project to improve the coal production capacity to ~30 million tons per annum Optionality to add an extra longwall at Harvey Mine which could add up to 5 million tons per annum of additional capacity Opportunities for further implementation of advanced technologies should help improve cost structure and drive margin expansion Ability to capture upcycle in coal markets through layering of multi-year contracts that reduce volatility

Source: CONSOL Mining Corp. management Note: Coal reserves represent clean tons Undeveloped reserve holdings 4 Marshall Marion Braxton Wyoming Itmann Mine Coal reserves: ~26 million tons Pocahontas 3 Seam Low-vol met coal Birch Mine Coal reserves: ~117 million tons Coalburg / Lower Kittanning Seam Thermal and high-vol met coal Martinka Mine Coal reserves: ~40 million tons Middle Kittanning Seam High-vol met coal Mason Dixon Mine Coal reserves: ~377 million tons Pittsburgh Seam Thermal and crossover met coal River Mine Coal reserves: ~591 million tons Pittsburgh Seam Thermal coal West Virginia Kentucky Ohio Virginia Maryland Wetzel Monongalia 1.6 billion tons of additional greenfield met and thermal reserves in NAPP, CAPP and ILB Greenfield reserves provide attractive monetization opportunities for efficient growth through asset sales and joint ventures Extensive, High-quality Reserve Base Presents Multiple Value Creation Options 7 ILB Reserves 3 Illinois mines: ~193 million tons Illinois No. 5 & 6 seams Thermal coal

Summary of Financial Policy Deleveraging through debt repayment with free cash flow and EBITDA expansion Primary use of free cash flow will be used to de-lever the balance sheet in the near- and medium-term(1) LT incentive compensation of executives expected to be tied to leverage metrics, B/S strength, and profitability Free cash flow sweep provisions under Term Loan B Potential to further improve cash flow pending the implementation of tax reform Maintain strong liquidity Disciplined use of capital Strong pro forma liquidity position provides flexibility in commodity markets Current distribution policy of CNXC, if maintained, would result in receipt of consistent distributions CMC cash flow expected to be augmented by CNXC via pro rata distributions to unitholders, interest payments and any potential principal paydown on Affiliate Loan Ability to monetize value of 16.6 million CNXC LP units held ($244.3 million)(2) Continue to operate assets with disciplined approach to capital expenditures Evaluate other investment opportunities in light of cost of capital, B/S and sector and commodity price outlook Greenfield reserves provide attractive monetization opportunities for efficient growth through asset sales and JVs Ability to fund opportunistic, accretive investments while maintaining leverage targets Free cash flow is defined as operating cash flow less capital expenditures 16.6 million includes LP units of various classes, on an as-converted basis; $14.70 unit price as of market close 10/31/2017 Add bullet pointing out delevering as a priority Add “exisitnig distibutions” Add sub bullet?

Source:CONSOL Mining Corp. management and CEI’s historical SEC filings PAMC Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for a reconciliation to earnings before income taxes Committed volumes for PAMC are as of October 9, 2017 and include any optional tons that the Company projects customers will take given current market conditions. Committed volumes for peers are based on Q2 2017 filings Peabody figure represents 2018 America’s priced tons per management – midpoint of 60-65% range provided (3) Committed volume - contract portfolio provides sales visibility(2) 2018E peers comparison (% committed) PAMC yearly comparison (% committed) Committed Volume to date Committed Volume as of Q2 Exceptional cash generation throughout the cycle(1) ($mm, except per ton data) - optional tons that PAMC is committed to deliver, the tons are below market currently -2018 – no significant exposure -2019 – a little bit more exposure; but the tonnage will be sold Strong, Stable Free Cash Flow with Long-term Contracts Provides Critical Operational Foundation

Well-capitalized Balance Sheet at Time of the Spin-off Includes CNXC Senior Secured First Lien R/C Facility and capital leases Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for a reconciliation to net income Includes $153 million of cash, $100MM A/R Securitization Facility and $300MM Senior Secured First Lien R/C Facility availability excluding undrawn Letters of Credit Pro forma capitalization of CMC (as of 6/30/17) Sources & uses related to the spin-off (as of 6/30/17) (2) (2) (1) Total liquidity of $553mm (3) Final terms subject to approval of CNXC Conflicts Committee Subject to adjustment based on final relevant financing fees and expenses Includes CNXC Senior Secured First Lien R/C Facility and capital leases Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for a reconciliation to net income Includes $153 million of cash, $100MM A/R Securitization Facility and $300MM Senior Secured First Lien R/C Facility availability excluding undrawn Letters of Credit

Concluding Remarks Highly-experienced, proven management team with the vision and skills to optimize this world-class portfolio Significant existing presence and optionality in both the thermal and met export markets through our wholly owned Baltimore Marine Terminal Highly competitive with natural gas and driven by a superior cost position vs. Appalachian E&P producers The premier U.S. coal mining complex with a proven track record of operational excellence Compelling coal industry backdrop, driven by multi-year underinvestment and rising global demand ü ü ü ü Diversified sales portfolio and proven marketing strategy that provides volume stability and multiple paths to growing market share ü ü Multiple paths to additional value creation as a new standalone entity including monetization of undeveloped reserves ü

Appendix

CMC Organizational Structure Overview

CONSOL ENERGY

Organizational Structure



CONSOL Mining Corp
NYSE: CEIX
29 million shares distributed
100% ownership interest
100% ownership interest
CNX Marine Terminal
1.6 billion tons of undeveloped reserves(2)
59.8% limited partner interest
75% undivided ownership interest(1)
CNX Coal Resources GP LLC
("our general partner")
General Partner Interest
Incentive Distribution Rights
1.7% general partner interest
Public and Private Placement 10,667,235 Common Units
38.4% limited partner interest
CNX Coal Resources LP
NYSE: CNXC
25% undivided ownership and management and control rights
Pennsylvania Mining Complex

Overview

- CONSOL Mining Corp will be comprised of the following:
  - ~90% economic ownership and full operational control of the PAMC, consisting of:
    - 75% undivided interest in PAMC
    - ~60% LP ownership and 100% GP ownership in CNX Coal Resources LP ("CNXC"), which owns the remaining 25% undivided interest in PAMC
  - 100% ownership of the CNX Marine Terminal (also referred to as the "Baltimore Marine Terminal" or "BMT")
  - 100% ownership of an additional ~1.6 billion tons of high-quality, undeveloped coal reserves

Source: CONSOL Mining Corp. filings and Management.
Note: Following completion of the spin-off, CONSOL Mining Corp.'s name will be changed to CONSOL Energy Inc.
(1) Owned through CONSOL Pennsylvania Coal Company LLC ("CPCC") and Conrhein Coal Company ("Conrhein").
(2) Through various subsidiaries and associated entities.

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Key facts Distribution company CNX Resources Corp. (NYSE: CNX) “RemainCo” Distributed company CONSOL Energy, Inc. (NYSE: CEIX) “SpinCo” Distributed securities 100% CEIX common shares Shares distributed ~29 million Distribution ratio 1 share of CEIX stock for every 8 shares of CNX stock Date of when issued trading commences 11/14/17 Spin-off record date 11/15/17 Spin-off distribution date 11/28/17 Regular way trading begins for CEIX and CNX without Spin Co. 11/29/17 Key Facts of Spin-off

Industrial Growth and Easing Regulations Support Improved Fundamentals for Coal Growing natural gas exports and industrial demand support stronger gas prices and pull gas from electric power generation Electricity use continues to increase driven by resurgence in industrial demand Source:EIA annual energy outlook 2017 (1)Represents total U.S. domestic coal demand per year as an aggregate of individual sectors. Does not include exports (Billion kilowatt hours) Coal fired generation will increase as coal captures share from natural gas Domestic coal demand continues to increase(1) 2016 2021 (million tons) (Change in Tcf from 2016) Reference case No Clean Power Plan case % change in industrial demand from 2016-2021: 12% (% of share)

NAPP has had Less Supply / Demand Imbalance than Other Basins During Recent Downturn

Production by basin



(million tons)
PAMC
NAPP
PRB
ILB
CAPP
+7%
23
25
(12%)
118
104
(21%)
405
318
(21%)
124
98
(25%)
91
68
2015A
2016A
% change from peak production to 2016A(1):
(5%)(2)
(23%)
(36%)
(28%)
(60%)

Illustrative pricing rebound from 2Q16 low to 4Q16 / 1Q17 high[3]



(% change)
71%
52%
30%
94%
NAPP
PRB
ILB
CAPP

Source: ABB Velocity Suite (MSHA data) and Wood Mackenzie
(1) Peak production per Wood Mackenzie
(2) Calculated with peak year of 2014
(3) Illustrative pricing data based on prompt month prices reported by Coaldesk LLC

36

Significant legacy liability reductions over past three years Divestitures drove substantial reduction in legacy liabilities in 2016 Cash payments related to legacy liabilities are predictable and declining over time Considerable tax benefits associated with legacy liability payments Legacy liabilities could be viewed as payment obligations between unsecured debt and equity on a company’s balance sheet ~80% of all CMC employee liabilities are closed classes Actuarial and demographic developments continue to drive medium-term reduction in liabilities Actively managing costs down Do not prefund any legacy liabilities except pensions Qualified pension almost completely funded Balance sheet liabilities 6/30/2017 Long-term disability $16 Workers’ compensation 77 Coal workers’ pneumoconiosis 117 Other post-employment benefits 694 Unfunded retirement obligations 73 Asset retirement obligations 257 Total legacy liabilities $1,234 LTM 6/30/17 cash servicing cost $85 Note: 6/30/17 liability balance includes approximately $24mm and $37mm in employee-related environmental liabilities associated with PAMC, respectively. Future EBITDA loss and cash servicing costs related to these liabilities will run through the PAMC segment financial detail and therefore the cash servicing costs and EBITDA loss related to these liabilities are excluded from the 2017 & 2018 forecast presented above. For FY 2017, the cash servicing costs associated with PAMC long-term liabilities are forecasted to approximate $8mm, while the EBITDA loss associated thereto is forecasted to approximate $12mm. Excludes gas well plugging and abandonment (or P&E) expense. CMC legacy liabilities and cash costs ($ mm) Murray transaction Change to several transactions Well-defined and Shrinking Legacy Liabilities

Strong Financial Track Record PAMC Production (100% Basis) & Capacity Utilization(1) PF Adjusted EBITDA - Capex (million tons) ($ in millions) CMC PF Adjusted EBITDA & Capex(2) ($ in millions) Capacity utilization based on PAMC annual production capacity of 28.5mm tons; 2014 capacity utilization is understated due to lack of full year production at Harvey 2014 and 2015 PF Adjusted EBITDA based on historical predecessor. 2016 and LTM 6/30/2017 PF Adjusted EBITDA based on pro forma Update biley mine Footnote from historical for predecessor and PF The difference is that there are certain adjustments 2014-2016 is historical predecessor and LTM is PF **Make “EBITDA – Capex” Pre CNXC IPO Post-CNXC IPO in July 2015

CMC EBITDA Reconciliation OK to use reconciliation thru Bank EBITDA. Will be lower than assumed

PAMC Adjusted EBITDA reconciliation ($mm)